UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 21, 2003


                               CALPINE CORPORATION

                            (A Delaware Corporation)

                        Commission File Number: 001-12079

                  I.R.S. Employer Identification No. 77-0212977


                           50 West San Fernando Street

                           San Jose, California 95113

                            Telephone: (408) 995-5115

ITEM 5.  OTHER EVENTS

     On January 21, 2003, Calpine Corporation and Calpine Power Income Fund announced a secondary offering of Warranted Units of the Calpine Power Income Fund.

     On January 21, 2003, Calpine Corporation and the Long Island Power Authority announced that they will enter into a 16-year power purchase and sale agreement related to an 80-megawatt expansion of Calpine's existing cogeneration facility located on the campus of the State University of New York at Stony Brook.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

     99.0 Press release dated January 21, 2003 - Calpine To Sell Additional Units In Canadian Power Income Fund

     99.1 Press release dated January 21, 2003 - Calpine And LIPA To Enter Into 16-Year, 80-MW Contract


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CALPINE CORPORATION


                          By: /s/ Charles B. Clark, Jr.
                              -------------------------
                              Charles B. Clark, Jr.
                      Senior Vice President and Controller
                            Chief Accounting Officer

Date:  January 22, 2003

EXHIBIT 99.0

NEWS RELEASE                                       CALPINE CONTACTS 408-995-5115
                                         Investor Relations: Rick Barraza, X1125

                                               CALPINE POWER INCOME FUND CONTACT
                             Investor/Media Relations: Lisa Poelle, 403-781-6200


         CALPINE TO SELL ADDITIONAL UNITS IN CANADIAN POWER INCOME FUND

     (CALGARY, ALBERTA) January 21, 2003 - Calpine Corporation [NYSE:CPN], a leading North American power producer, and Calpine Power Income Fund [TSX:CF.UN] today announced a secondary offering of Warranted Units of the Calpine Power Income Fund.

     Calpine plans to sell approximately 17 million Warranted Units, each consisting of one Trust Unit owned by Calpine combined with one-half of one Trust Unit Purchase Warrant issued by the Fund to purchase additional Trust Units of the Fund acquired from Calpine. One full Trust Unit Purchase Warrant will enable the holder to further acquire one Trust Unit of the Fund on or before December 30, 2003 at the offering price. The offering is expected to price by the close of business Wednesday, January 22, 2003 at approximately Cdn $9.00 per Warranted Unit to yield approximately 10.4% at that expected offering price. The offering is expected to close on or about February 13, 2003.

     Gross proceeds of the offering to Calpine are expected to be approximately Cdn $153 million prior to the exercise of the Trust Unit Purchase Warrants. If the Warrants are fully exercised, Calpine's gross proceeds of the offering will be approximately Cdn $230 million. The sale of Calpine's Trust Units will not impact Calpine's 30% subordinated interest in the operating assets of the Fund.

     Today the Fund is also announcing its financial results for 2002 (representing the period from its initial public offering on August 29, 2002 to December 31, 2002). The 2002 financial results have resulted in excess distributable cash of Cdn $0.9 million that has permitted the declaration of a special distribution of Cdn $0.0165 per Trust Unit to be paid on February 20, 2003 to Unitholders of record on January 31, 2003.

     Calpine Power Income Fund is an unincorporated open-ended trust that invests in electrical power generation assets. The Fund indirectly owns interests in two power generating facilities in British Columbia and Alberta and has a loan interest in a third power generating facility in Ontario. The Fund is managed by Calpine Canada Power Ltd., which is headquartered in Calgary, Alberta. The Trust Units of the Calpine Power Income Fund are listed on the Toronto Stock Exchange under the symbol CF.UN, and the Trust Units have the second-highest Canadian stability rating of `SR-2' with a stable outlook from Standard & Poor's. The Trust Unit Purchase Warrants will trade separately from the Trust Units. For more information about the Fund, please visit its website at www.calpinepif.com.

     A preliminary prospectus relating to these securities has been filed with securities commissions or similar authorities in certain provinces and territories of Canada but has not yet become final for the purpose of a distribution to the public. The offering will be jointly led by Scotia Capital Inc. and CIBC World Markets Inc. on behalf of a syndicate of underwriters.

     The securities offered have not been registered under the U.S. Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This news release shall not constitute an offer to sell or a solicitation to buy these securities in any state of the United States or province or territory of Canada.

     Based in San Jose, Calif., Calpine Corporation is an independent power company that is dedicated to providing wholesale and industrial customers with clean, efficient, natural gas-fired and geothermal power generation. It generates power through plants it owns, operates, leases and develops in 23 states in the United States, three provinces in Canada and in the United Kingdom. Calpine also owns approximately 1.0 trillion cubic feet equivalent of proved natural gas reserves in Canada and the United States. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information about Calpine, visit its website at www.calpine.com.

     This news release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements such as those concerning Calpine Corporation's ("the Company") expected financial performance and its strategic and operational plans, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, such as, but not limited to: (i) the timing and extent of deregulation of energy markets and the rules and regulations adopted on a transitional basis with respect thereto; (ii) the timing and extent of changes in commodity prices for energy, particularly natural gas and electricity; (iii) commercial operations of new plants that may be delayed or prevented because of various development and construction risks, such as a failure to obtain the necessary permits to operate, failure of third-party contractors to perform their contractual obligations or failure to obtain financing on acceptable terms; (iv) unscheduled outages of operating plants; (v) unseasonable weather patterns that produce reduced demand for power; (vi) systemic economic slowdowns, which can adversely affect consumption of power by businesses and consumers; (vii) actual costs being higher than preliminary cost estimates; and (viii) other risks identified from time-to-time in our reports and registration statements filed with the SEC, including the risk factors identified in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 and in our Annual Report on Form 10-K for the year ended December 31, 2001, which can be found on the Company's web site at www.calpine.com. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.

EXHIBIT 99.1

NEWS RELEASE
                                                               CALPINE CONTACTS:
                                            Media: John Flumerfelt, 207/671-1621
                           Investor Relations: Rick Barraza, 408/995-5115, X1125

                                                            STONY BROOK CONTACT:
                                                       Iva Kocijan, 631/632-4896

                                                                   LIPA CONTACT:
                                                    Richard Kessel, 516/222-7700


             CALPINE AND LIPA TO ENTER INTO 16-YEAR, 80-MW CONTRACT

      Includes Expansion of Existing Stony Brook Cogeneration Facility and
           Amended Energy Sales Agreement with Stony Brook University

     (STONY BROOK, NEW YORK.) Jan. 21, 2003--Independent power producer Calpine Corporation [NYSE:CPN] and the Long Island Power Authority (LIPA) today announced that they will enter into a 16-year power purchase and sale agreement related to an 80-megawatt expansion of Calpine's existing cogeneration facility located on the campus of the State University of New York at Stony Brook. The new capacity will help the University meet its growing local energy needs with a reliable and cost-effective long-term power supply, with any additional power not used by the campus supplied under the agreement to LIPA.

     According to Calpine Vice President Paul Barnett, "This upgrade will allow us to improve the efficiency and operation of our existing plant while expanding our ability to be part of a cost-effective and environmentally responsible energy future for Long Island. We are pleased to have an opportunity to follow last summer's successful expansion of our Bethpage plant with a new project that will provide direct benefits to Stony Brook and to electricity customers throughout Long Island. This plant will be one of the cleanest and most efficient long-term energy resources on Long Island and represents a tremendous opportunity for the University, LIPA and its customers."

     "This project is a win-win situation. It will provide the campus with a reliable and cost-effective power supply well into the future and will help alleviate the current power shortage on Long Island," added Stony Brook President Shirley Strum Kenny.

     "This is an excellent project," said LIPA Chairman Richard M. Kessel. "Calpine's enhanced facility will help Stony Brook meet its growing need for electricity in the future, and it will help LIPA meet the area's growing need for electricity now. This is a win-win situation for everyone."

     Pending final state and other approvals, the 80-megawatt project will be constructed in two phases. First, a 45-megawatt LM6000 turbine will be installed for commercial operation as a peaking unit beginning August 1, 2003 to help meet LIPA's critical power demand this summer. After the summer season, Calpine plans to adapt the unit to run in a highly efficient combined-cycle mode with the addition of a 35-megawatt steam turbine generator for commercial operation as a baseload generating unit beginning in the summer of 2004.

     Calpine's existing 45-megawatt Stony Brook Cogeneration Center began commercial operation in 1995, as a cost-effective solution to the University's local energy needs. The proposed expansion will help meet the growing demand on the campus as well as provide significant additional energy cost savings to the University. Power from the plant that is not needed by the campus will be used as a much-needed incremental addition to LIPA's growing electric power needs, especially in the eastern portion of Long Island. Moreover, building the facility in a combined-cycle configuration will result in one of the most energy-efficient and environmentally responsible electric generation facilities on Long Island and will represent an operational and environmental improvement of the existing plant.

     Established in 1957, Stony Brook University is one of the leading public research institutions in the nation. Its renowned graduate and undergraduate programs include the humanities, arts and sciences, and engineering and applied sciences. Internationally known faculty members teach courses in more than 100 programs to 22,000 students. Stony Brook's Health Sciences Center trains undergraduate and graduate students for careers in healthcare and Stony Brook University Hospital is the tertiary care facility for Suffolk County's 1.7 million residents. Last year, Stony Brook University expanded into New York City with a new state-of-the-art Manhattan facility. Stony Brook University is a NCAA Division I school and a member of the invitation-only organization of top research universities, the Association of American Universities (AAU).

     LIPA is a not-for-profit municipal electric utility that serves approximately 1.1 million customers in Nassau and Suffolk counties and the Rockaways Peninsula of Queens. LIPA does not own any electric generation assets on Long Island and does not provide natural gas service.

     Based in San Jose, Calif., Calpine Corporation is a leading independent power company that is dedicated to providing wholesale and industrial customers with clean, efficient, natural gas-fired power generation. It generates and markets power through plants it develops, owns, leases and operates in 23 states in the United States, three provinces in Canada and in the United Kingdom. Calpine is also the world's largest producer of renewable geothermal energy, and it owns approximately one trillion cubic feet equivalent of proved natural gas reserves in Canada and the United States. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information about Calpine, visit its website at www.calpine.com.

     This news release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements such as those concerning Calpine Corporation's ("the Company") expected financial performance and its strategic and operational plans, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, such as, but not limited to: (i) the timing and extent of deregulation of energy markets and the rules and regulations adopted on a transitional basis with respect thereto; (ii) the timing and extent of changes in commodity prices for energy, particularly natural gas and electricity; (iii) commercial operations of new plants that may be delayed or prevented because of various development and construction risks, such as a failure to obtain the necessary permits to operate, failure of third-party contractors to perform their contractual obligations or failure to obtain financing on acceptable terms; (iv) actual costs being higher than preliminary cost estimates; (v) the assurance that the Company will develop additional plants; (vi) a competitor's development of a lower-cost generating gas-fired plant; and (vii) other risks identified from time-to-time in our reports and registration statements filed with the SEC, including the risk factors identified in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 and in our Annual Report on Form 10-K for the year ended December 31, 2001, which can be found on the Company's web site at www.calpine.com. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.